UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07    Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 21, 2015. At the meeting, our shareholders voted on each of the following matters:

•	election of seven directors, each for a one-year term;

•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015; and

•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting.

The final vote results for these three matters are set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Michael Ansley	17,119,265	1,217,747	0	3,755,416
David G. Burke	16,981,060	1,355,952	0	3,755,416
Jay Alan Dusenberry	17,050,760	1,286,252	0	3,755,416
Philip Friedman	16,928,591	1,408,421	0	3,755,416
David Ligotti	17,473,596	863,416	0	3,755,416
Joseph M. Nowicki	16,928,591	1,408,421	0	3,755,416
Gregory J. Stevens	18,148,354	188,658	0	3,755,416

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,924,994	146,934	20,500	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
18,211,224	16,988	108,800	3,755,416

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: May 21, 2015	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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